SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant [ ]

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Check the appropriate box:

[  ] Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

[ ] Definitive proxy statement.

[X] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

                          FIRST AVIATION SERVICES, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                    WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.
                   WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I
                 WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.
                       WYNNEFIELD CAPITAL MANAGEMENT, LLC
                            WYNNEFIELD CAPITAL, INC.
                                   NELSON OBUS
                                JOSHUA H. LANDES
      --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

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
                       IMPORTANT VOTING INSTRUCTIONS FOR
                          FIRST AVIATION SERVICES, INC.
                                  SHAREHOLDERS

                        Re: June 10, 2003 Annual Meeting

There are only a few days until the First Aviation Services Annual Meeting and we hope you will support us by telling your broker to vote the Wynnefield slate TODAY.

Your shares can only be voted  through your broker. You should:

      1) Call your broker and tell them you want to vote the Wynnefield slate.

      2) If your broker is not familiar with the Wynnefield slate or needs additional materials, call Wynnefield at (212) 760-0330. Give us the name, phone number, and contact name for your broker and the phone number at which you can be reached if the broker needs to confirm your instructions.

      3) Sign and date the enclosed proxy form. Fax it to your broker and to Wynnefield at (212) 760-0824.

If you have previously voted for management's slate, you have every right to change your vote. Only your latest dated proxy counts. Vote the Wynnefield slate today.

If you have questions or need assistance in voting your shares, please call Wynnefield at (212) 760-0330. Thank you for your prompt attention to this matter.

Sincerely,

Wynnefield Capital, Inc.